UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2013

The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 290-6000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Medicines Company (the “Company”) is providing the following supplemental, unaudited information concerning its stock incentive plans as of March 31, 2013:

Total shares outstanding under the Company’s stock incentive plans at March 31, 2013 (excluding the Company’s 2000 employee stock purchase plan and 2010 employee stock purchase plan):	8,617,383

Weighted average exercise price per share of outstanding options:	$20.80

Weighted average remaining contractual term of outstanding options:	6.23 years

Total outstanding shares of restricted stock awards granted as of March 31, 2013:	638,455

Total shares available for future grant under the Company’s stock incentive plans at March 31 2013 (excluding the Company’s 2010 employee stock purchase plan):	775,628

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date: May 20, 2013	By:	/s/ Paul M. Antinori
	Name:	Paul M. Antinori
	Title:	Senior Vice President and General Counsel